SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2004

                             WATERLOO VENTURES, INC.
        (Exact name of small business issuer as specified in its charter)

Nevada                                000-50428                      98-0377027
------                                ---------                      ----------
(State or other jurisdiction      Commission File Number       (I.R.S. Employer
of incorporation or organization)                            Identification No.)





            111 Presidential Avenue, Suite 158, Bala Cynwyd, PA 19004
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                  (610)771-0233
                                  -------------
                           (Issuer's Telephone Number)

       355 Burrard Street, Suite 1530 Vancouver, British Columbia V3J 5V7
       ------------------------------------------------------------------
                                 (604) 736-5005
                                 --------------

      (Former Address and Telephone Number of Principal Executive Offices)




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




ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On April 1, 2004, Cecile Coady, the newly appointed president, secretary, treasurer and director of Waterloo Ventures, Inc., (the "Registrant") purchased 500,000 shares owned by Marshall Bertram, one of the Registrant's outgoing officer and directors, and 500,000 shares owned by Barry Whelan, one of the Registrant's outgoing officers and directors (the "Transactions"). As a result of the Transactions, Ms. Coady directly owns 1,000,000 shares of the Registrant's common stock which comprises 37.6% of the Registrant's total issued and outstanding shares.

As of April 20, 2004, we had 2,660,000 shares of Common Stock issued and outstanding, the Registrant's only class of voting securities that would be entitled to vote for directors at a stockholders meeting if one were to be held, each share being entitled to one vote.

            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 20, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= ========================================= ====================================== ======================
TITLE OF CLASS          NAME OF BENEFICIAL OWNER                       AMOUNT OF BENEFICIAL OWNER             PERCENT OF CLASS
----------------------- ----------------------------------------- -------------------------------------- ----------------------
Common Stock            Cecile Coady                                        1,000,000 shares                       37.6%
                        111 Presidential Avenue, Suite 158         president, chief financial officer,
                        Bala Cynwyd, PA  19004                          secretary, and a director
----------------------- ----------------------------------------- -------------------------------------- ----------------------
                        All directors and named executive
Common Stock            officers as a group                                 1,000,000 shares                       37.6%
======================= ========================================= ====================================== ======================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth information regarding the Registrant's current executive officers and directors:

================== ============ ====================================================================
NAME                   AGE      POSITION
------------------ ------------ --------------------------------------------------------------------
Cecile T. Coady        50       president, chief financial officer, secretary, and a director
================== ============ ====================================================================

CECILE T. COADY. Ms. Coady was appointed as the Registrant's sole officer and director on April 1, 2004. Ms. Coady has served as an Officer and Director of the BPK Resources, Inc. since April 19, 2002, a reporting registrant. Ms. Coady currently serves as the Secretary and Treasurer of that registrant and served as its President between April and September 2002. Since 1990, Ms. Coady has served as the President of ESC Consulting Services Corp., a Pennsylvania based private management consulting firm. Ms. Coady is not an officer or director of any other reporting registrant.



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



ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On March 31, 2004, Mr. Marshall Bertram resigned his positions as president, chief executive officer, chief accounting officer and a director of the Registrant; and Mr. Barry Whelan resigned his positions as secretary, treasurer and a director of the Registrant. These resignations are not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Bertram's resignation is filed as Exhibit 17.1 to this Form 8-K. A copy of Mr. Whelan's resignation is filed as
Exhibit 17.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Index to Exhibits
-----------------

17.1     Resignation of Marshall Bertram
17.2     Resignation of Barry Whelan




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Waterloo Ventures, Inc.

April 20, 2004                    By:      /s/ Cecile T. Coady
                                           ------------------------------------
                                           Cecile T. Coady
                                           President, Secretary, Chief Financial
                                           Officer and a director